 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     February 17, 2010

FLINT TELECOM GROUP, INC.
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(Exact Name of Registrant as Specified in its Charter)

Nevada	0-21069	36-3574355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 N. Stephanie St., Suite 1411, Henderson, NV 89014
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(Address of Principal Executive Offices)   (Zip Code)

(Former Address: 327 Plaza Real, Suite 319, Boca Raton, FL 33432)

(561) 962-0230
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(Registrant’s Telephone Number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 5.02 below is incorporated herein by reference as it relates to the Employment Agreement by and among Flint Telecom Group, Inc. (“Flint” or the “Company”) and Mr. Bernard A. Fried dated February 23, 2010.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation of Certain Directors

Effective February 17, 2010, Anthony LaPine resigned as the Chairman of the Board of Flint, and Robert Lanz resigned as a Director and as Chairman of the Audit Committee.  In connection with Mr. Lanz’s resignation, the Company issued Mr. Lanz 200,000 shares of restricted common stock.  Vincent Browne, the CEO of the Company, has been appointed to serve as Chairman of the Board.

Election of Director and Officer

Effective February 23, 2010, Bernard A. Fried was elected as President and Chief Operating Officer of the Company, and was appointed as a member of the Board of Directors. Flint entered into an employment agreement with Mr. Fried, effectuating the following:  (i) Mr. Fried’s title is President and COO of Flint; (ii) Mr. Fried was appointed as a member of Flint’s Board of Directors, (iii) Mr. Fried will receive a salary in the amount of $186,000 per year, and (iv) Mr. Fried was issued 6,000,000 shares of restricted common stock vesting over a period of four years, such that ¼ of the shares shall vest at the first annual anniversary of the Effective Date, and quarterly thereafter so that 100% of the shares shall be fully vested at his four year anniversary with Flint. The foregoing description of Mr. Fried’s Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The following is a description of the business experience of Mr. Fried for at least the past five years:

Bernard A. Fried, age 64. Mr. Fried currently serves as managing member of FCI Companies, LLC, a successor company to Fried Consulting, Inc.  Previously, he served as Vice President and Managing Director of Condado Group, Inc., a customer relationship management and call center consulting firm.  Prior to joining Condado Group, Mr. Fried was President of Fried Consulting, Inc, a call center and telecommunications consulting firm.  During his career, he has held numerous executive positions in the call center, telecommunications, and biometric industries.
Mr. Fried currently also serves on the Board of Directors of the United States Internet Industry Association, and is a former board member of Ascent (which merged into Comptel), one of the primary associations for the wholesale telecommunications industry.  Mr. Fried also currently teaches management and leadership courses in the School of Professional and Graduate Studies at Baker University in Kansas.  Mr. Fried received his MBA, with distinction, from Pace University in New York.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b) Not applicable.

(c)	Exhibits. The following exhibits are filed with this report:

Exhibit Number --------------------	Description ---------------
10.1	Employment Agreement by and among Flint Telecom Group, Inc. and Bernard A. Fried dated February 23, 2010.

                                                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLINT TELECOM GROUP, INC.
By: /s/ Vincent Browne
Date: February 23, 2010	Vincent Browne,
Chief Executive Officer